SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 18, 2000


                         HEALTHPLAN SERVICES CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      DELAWARE                         1-13772                  13-3787901
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
OF INCORPORATION)                                            IDENTIFICATION NO.)

    3501 FRONTAGE ROAD, TAMPA, FLORIDA                            33607
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 289-1000



                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS

         On February 18, 2000, HealthPlan Services Corporation, a Delaware corporation ("HPS"), and UICI, a Delaware corporation ("UICI"), issued a joint press release announcing that HPS, UICI, UICI Acquisition Co., a Delaware corporation, and UICI Capital Trust I, a Delaware business trust, have entered into an Amended and Restated Agreement and Plan of Merger, dated February 18, 2000 (the "Merger Agreement"). A copy of this press release and the Merger Agreement are filed as exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Joint press release dated February 18, 2000, issued by HealthPlan Services Corporation and UICI.

         Exhibit 99.2 Amended and Restated Agreement and Plan of Merger, dated February 18, 2000, by and among UICI, HealthPlan Services Corporation, UICI Acquisition Co., a Delaware corporation, and UICI Capital Trust I, a Delaware business trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTHPLAN SERVICES CORPORATION

Date:  February 23, 2000               By: /s/ PHILLIP S. DINGLE
                                          ----------------------------
                                          Phillip S. Dingle
                                          Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1 Press release dated February 18, 2000, issued by HealthPlan Services Corporation and UICI.

Exhibit 99.2 Agreement and Plan of Merger, dated February 18, 2000, by and among UICI, a Delaware corporation, HealthPlan Services Corporation, a Delaware corporation, UICI Acquisition Co., a Delaware corporation, and UICI Capital Trust I, a Delaware business trust.